UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2004

SOUTHWEST GAS CORPORATION
(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation or organization) 5241 Spring Mountain Road Post Office Box 98510 Las Vegas, Nevada (Address of principal executive offices)	1-7850 (Commission File Number)	88-0085720 (I.R.S. Employer Identification No.) 89193-8510 (Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On September 21, 2004, Southwest Gas Corporation (the “Company”) entered into Employment and Change in Control Agreements with several senior officers, including the Company’s Chief Executive Officer. The forms of the agreements were previously filed as exhibits to the Form 10-Q for the period ended September 30, 2000. Key terms of the new agreements are shown below.

	Minimum annual base salary	Incentive compensation percentage	Additional SERP points	Severance benefits maximum months	Change in control lump-sum salary benefit
Jeffrey W. Shaw	$ 465,000	115%	15 points	36 months	36 months
James P. Kane	$ 322,000	100%	10 points	18 months	30 months
Thomas J Armstrong	$ 205,000	75%	10 points	18 months	24 months
Edward A. Janov	$ 182,000	75%	10 points	18 months	24 months
Christina A. Palacios	$ 194,000	75%	10 points	18 months	24 months

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 22, 2004	SOUTHWEST GAS CORPORATION /s/ GEORGE C. BIEHL George C. Biehl Executive Vice President/Chief Financial Officer and Corporate Secretary